Accounts receivable, net	12 Months Ended
Dec. 31, 2019
Accounts receivable, net
Note 3 - Accounts receivable, net
	December 31,	December 31,
	2019	2018
Accounts receivable, gross	$338,944	$450,606
Less: bad debt provision	(37,898)	(175,744)
Accounts receivable, net	$301,046	$274,862

The amounts of accounts receivable remained outstanding 365 days past due are deemed as uncollectible by the Company. They assesses the recoverability of uncollected accounts receivable continuously. The detail of bad debt provision as following:

	December 31,	December 31,
	2019	2018
within 1 month	$-	$-
1-2 months	-	-
2-3 months	-	-
3-6 months	-	-
6-12 months	-	-
> 1 year	37,898	175,744
Subtotal	$37,898	$175,744

Bad debt (recovery) expense for the years ended December 31, 2019 and 2018 amounted to $(137,846) and $154,476, respectively.